UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 22, 2006

FARGO ELECTRONICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29029	41-1959505
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

6533 Flying Cloud Drive
Eden Prairie, Minnesota	55344
(Address of Principal Executive Offices)	(Zip Code)

(952) 941-9470

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01            Other Events

On June 22, 2006, we issued a press release announcing that the Federal Trade Commission has informed us that it has granted us early termination of the waiting period under the Hart-Scott-Rodino Act in connection with our proposed merger with Assa Abloy’s HID Global Corporation.  The press release also reports that we expect that the antitrust filing periods in certain foreign countries to expire prior to our Shareholder Meeting to be held on August 3, 2006, unless extend by authorities in those countries. We have filed the press release as Exhibit 99.1 hereto.

Item 9.01            Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
99.1	Fargo Electronics, Inc. news release dated June 22, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARGO ELECTRONICS, INC.

Dated: June 22, 2006	By:	/s/ Gary R. Holland
Gary R. Holland
Chairman of the Board, President and
Chief Executive Officer

FARGO ELECTRONICS, INC.

FORM 8-K

Exhibit Index

Exhibit No.	Description	Method of Filing
99.1	Fargo Electronics, Inc. news release dated June 22, 2006	Filed herewith